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                                                                   EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 (File
No. 333-     ) of our report dated February 21, 1996, on our audits of the financial statements of Dolco Packaging Corp. We also consent to the reference to our Firm under the caption "Experts."



                                                /s/ COOPERS & LYBRAND L.L.P.

Sherman Oaks, California
May 28, 1997